Note 12 - Inventories	12 Months Ended
Mar. 31, 2021
Notes to Financial Statements
Inventory Disclosure [Text Block]

12. Inventories

Effective December 30, 2007, the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to increase continuing net earnings by $11.7 million and $12.8 million in 2021 and 2020, respectively, compared to what would have been reported using the FIFO inventory method. The increase in earnings per share was $1.29 ($1.28 diluted) and $1.38 ($1.37 diluted) in 2021 and 2020, respectively. There was a LIFO liquidation of $6.6 million in 2020, which eliminated all but the base LIFO layer as of March 31, 2020. There were no LIFO liquidations in 2021 as only the base LIFO layer remains. The inventories by category and the impact of using the LIFO method are shown in the following table (in thousands):

	2021	2020

Finished products	$317,654	$351,251
In process	25,175	31,173
Raw materials and supplies	128,987	173,474
	471,816	555,898
Less excess of FIFO cost over LIFO cost	128,672	144,267
Total inventories	$343,144	$411,631